Exhibit 32.1


  CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 USC 1350)

I, Ralph Eisenschmid, the Chief Executive Officer, President and Chief Financial Officer of InteliSys Aviation Services of America Inc.,do hereby certify that the Annual Report of InteliSys Aviation Services of America Inc. (the "Company") on Form 10-KSB for the 12 months ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 17, 2007            /s/_Ralph Eisenschmid
                                ----------------------------------
                                Ralph Eisenschmid
                                Chief Executive Officer, President and
                                Chief Financial Officer
                                (Principal Executive and Financial Officer)